Exhibit 13.1

Certification of Principal Executive Officer pursuant to 18 U.S.C. § 1350,

as adopted pursuant to § 906 of the Sarbanes-Oxley Act

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2024 of MIND C.T.I. Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ariel Glassner, certify that:

●	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2025

/s/ Ariel Glassner
Ariel Glassner
Chief Executive Officer
(Principal Executive Officer)